UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

     On June 16, 2005, Liberty Property Trust (the “Trust”), acting as the General Partner of Liberty Property Limited Partnership (the “Operating Partnership,” and together with the Trust, the “Registrants”), and Montebello Realty Corp. 2002, a Delaware corporation (“Montebello”), executed a Fifth Amendment to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).

     Pursuant to the Fifth Amendment, the Partnership Agreement has been amended to (i) establish a series of Partnership Interests in the Partnership, designated the “7.00% Series E Cumulative Redeemable Preferred Partnership Interests” (the “Series E Units”) and (ii) reflect certain other matters set forth in such Fifth Amendment.

     The Registrants are filing the Fifth Amendment as Exhibit 10 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

     Pursuant to a Contribution Agreement dated as of June 16, 2005, the Registrants issued and sold 400,000 Series E Units, as more fully described in Item 1.01 of this Current Report on Form 8-K, to Montebello for consideration in the amount of $20,000,000. The Series E Units were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

     In addition to the Series E Units, the Company has designated an additional 400,000 Series E Shares (as defined in Item 5.03 of this Current Report on Form 8-K). The Series E Units owned by Montebello or its successors and assigns will be redeemable for cash, or exchangeable for Series E Shares, upon such terms and conditions as are set forth in the Partnership Agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 17, 2005, the Trust filed Articles Supplementary to its Amended and Restated Declaration of Trust (as amended) with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary were effective upon filing.

     The Articles Supplementary (i) establish a new series of preferred shares of beneficial interest of the Company, designated the “7.00% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest” (the “Series E Shares”), and (ii) reflect certain other matters set forth in the Articles Supplementary.

     The Registrants are filing the Articles Supplementary as Exhibit 3(i) to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Exhibit Title
3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on June 17, 2005.

10	Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, as its
General Partner

By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

Dated: June 17, 2005

3

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on June 17, 2005.

10	Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership.

4